                                                                   Exhibit 10.15

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                                 NOTE AGREEMENT


               THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT (this "Amendment"), dated as of December 4, 1997, is made by and among The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust (the "Company"); each of the noteholders party to the Senior Credit Agreement (as defined below) (individually, a "Noteholder" and, collectively, the "Noteholders"); and The Prudential Insurance Company of America, as Agent for the Noteholders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

               Whereas, the Company, the Agent and the Noteholders are parties to the Second Amended and Restated Note Agreement dated as of September 27, 1994 (the "Senior Credit Agreement");

               Whereas, the Senior Credit Agreement permits the Company to incur certain additional indebtedness, subject to the terms and conditions of the Senior Credit Agreement;

               Whereas, the Company desires to enter into a Loan and Security Agreement dated as of December 4, 1997 with Fleet Capital Corporation pursuant to which the Company will replace the New Credit Line (as defined in the Senior Credit Agreement) with a credit line of up to $20,000,000 (the "Fleet Credit Facility");

               Whereas, the Company has requested that the Majority Noteholders amend the Senior Credit Agreement to reflect the replacement of the new credit line with the Fleet Credit Facility; and

               Whereas, the Majority Noteholders are willing to accommodate the Company's requests on the terms and conditions set forth in this Amendment.

               The Company, the Agent and the Majority Noteholders agree as follows:

               1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Senior Credit Agreement.

               2. Amendment to Senior Credit Agreement. Section 1.60 of the Senior Credit Agreement is hereby amended to read in full as follows:

                      1.60 "New Credit Line" means the line of credit provided to the Company pursuant to the Loan and Security Agreement dated as of December 4, 1997 between the Company and Fleet Capital Corporation, as the same may be amended, modified, renewed, refunded, replaced or refinanced from time to time, in whole or in part; provided, that the principal amount outstanding thereunder does not exceed $20,000,000.

               3. Representations and Warranties. The Company represents and warrants to the Majority Noteholders that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company; (b) this Amendment constitutes the legal, valid and binding obligation of the Company; and (c) prior to and after giving effect to this Amendment and the incurrence of the Indebtedness under the Fleet Credit Facility, no Default or Event of Default shall have occurred or be continuing.

               4. Effect of Amendment. The Senior Credit Agreement is modified only by the express provisions of this Amendment, and shall otherwise remain in full force and effect and is hereby ratified and confirmed by the Company in all respects.

               5. Entire Agreement. This Amendment constitutes the complete agreement of the parties with respect to the subject matters referred to in this Amendment and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which become merged and finally integrated into this Amendment.

               6. Additional Assurances. The Company agrees that it will execute such other documents or instruments as may reasonably be necessary or convenient to carry out and effectuate the purpose and terms of this Amendment

               7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

               8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH OF THE PARTIES TO THIS AMENDMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

               IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

COMPANY

THE PEREGRINE REAL ESTATE TRUST,
(fka Commonwealth Equity Trust)


By:     ________________________
        Name:
        Title:


AGENT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Agent


By:     ________________________
        Name:
        Title:

NOTEHOLDERS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:     ________________________
        Name:
        Title:


GATEWAY RECOVERY TRUST


By:     ________________________
        Name:
        Title:

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

By:     TCW Special Credits,
        Its Investment Advisor

By:     TCW Asset Management Company
        its Managing General Partner


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:


TCW SPECIAL CREDITS FUND IV

By:     TCW Special Credits,
        Its General Partner

        By:    TCW Asset Management Company
               its Managing General Partner


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:

TCW SPECIAL CREDITS PLUS FUND

By:     TCW Special Credits,
        Its General Partner

        By:    TCW Asset Management Company
               its Managing General Partner


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:


TCW SPECIAL CREDITS TRUST IV

By:     Trust Company of the West, Trustee


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:

TCW SPECIAL CREDITS TRUST IVA

By:     Trust Company of the West, Trustee


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:


OCM REAL ESTATE OPPORTUNITIES FUND A, L.P.

By:     Oaktree Capital Management, LLC,
        Its General Partner


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:

OCM REAL ESTATE OPPORTUNITIES FUND B, L.P.

By:     Oaktree Capital Management, LLC,
        Its General Partner


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title:


WEYERHAEUSER REAL ESTATE OPPORTUNITIES SEPARATE ACCOUNT

By:     Oaktree Capital Management, LLC,
        Its Investment Advisor


By: _________________________
        Name:
        Title:


By: _________________________
        Name:
        Title: